UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22495

Curian Series Trust
(Exact name of registrant as specified in charter)

7601 Technology Way, Denver, Colorado		80237
(Address of principal executive offices)		(Zip code)

Daniel W. Koors Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Curian Series Trust (Unaudited)

Schedules of Investments

July 31, 2012

	Shares/Par †	Value
Curian/PIMCO Income Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 1.6%
Bear Stearns Asset Backed Securities Trust REMIC, 0.73%, 07/25/35 (a)	$511,577	$456,862
CVS Pass-Through Trust, 5.93%, 01/10/34 (b)	1,483,139	1,688,141
Delta Air Lines Inc. Pass-Through Trust, 6.72%, 01/02/23	866,417	935,731
FedEx Corp. 2012 Pass-Through Trust, 2.63%, 01/15/18 (c)	1,500,000	1,501,769
SBA Tower Trust
4.25%, 04/15/15 (c)	1,000,000	1,044,337
5.10%, 04/17/17 (c)	1,000,000	1,093,768
United Air Lines Inc. 2009-1 Pass-Through Trust, 10.40%, 11/01/16	1,456,087	1,659,939

Total Non-U.S. Government Agency Asset-Backed Securities (cost $7,988,013)		8,380,547

CORPORATE BONDS AND NOTES - 64.2%

CONSUMER DISCRETIONARY - 5.9%
Aviation Capital Group, 7.13%, 10/15/20 (c)	1,500,000	1,548,090
COX Communications Inc., 6.25%, 06/01/18 (c)	2,000,000	2,386,708
Daimler Finance North America LLC, 1.79%, 07/11/13 (a) (c)	2,000,000	2,013,004
Diageo Plc, 4.83%, 07/15/20	2,000,000	2,371,794
DIRECTV Holdings LLC, 3.13%, 02/15/16	1,000,000	1,052,288
DISH DBS Corp., 5.88%, 07/15/22 (b)	1,000,000	1,030,000
HD Supply Inc., 8.13%, 04/15/19 (c)	1,100,000	1,199,000
NBCUniversal Media LLC
5.15%, 04/30/20	3,000,000	3,558,804
4.38%, 04/01/21	2,000,000	2,260,416
Reynolds Group Holdings Inc. Term Loan, 6.50%, 08/09/18 (a)	1,472,692	1,491,469
Reynolds Group Inc., 7.13%, 04/15/19	1,900,000	2,018,750
Target Corp., 6.50%, 10/15/37	2,000,000	2,829,424
Time Warner Cable Inc., 6.75%, 07/01/18	2,000,000	2,514,778
Time Warner Inc., 4.88%, 03/15/20	3,000,000	3,480,003
		29,754,528
CONSUMER STAPLES - 5.8%
Altria Group Inc.
7.75%, 02/06/14 (d)	1,000,000	1,100,654
9.70%, 11/10/18 (d)	1,000,000	1,426,292
9.25%, 08/06/19 (d)	1,000,000	1,410,985
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19	4,000,000	5,373,760
Kraft Foods Group Inc.
6.13%, 08/23/18 (b)	2,700,000	3,344,947
3.50%, 06/06/22 (b)	400,000	423,929
Kraft Foods Inc., 1.33%, 07/10/13 (a)	1,000,000	1,005,613
Molson Coors Brewing Co., 5.00%, 05/01/42	1,000,000	1,186,652
Reynolds American Inc., 7.25%, 06/01/13	2,000,000	2,104,140
SABMiller Holdings Inc., 3.75%, 01/15/22 (c)	3,000,000	3,290,019
Tesco Plc, 2.00%, 12/05/14 (c)	1,500,000	1,519,968
Wal-Mart Stores Inc., 6.20%, 04/15/38	3,000,000	4,391,712
Wesfarmers Ltd., 2.98%, 05/18/16 (c)	1,000,000	1,033,444
Woolworths Ltd., 2.55%, 09/22/15 (c)	2,000,000	2,077,820
		29,689,935
ENERGY - 11.6%
AK Transneft OJSC, 5.67%, 03/05/14	1,400,000	1,476,132
Anadarko Petroleum Corp., 8.70%, 03/15/19	3,000,000	4,006,374
BG Energy Capital Plc, 4.00%, 10/15/21 (c)	3,000,000	3,305,457
BP AMI Leasing Inc., 5.52%, 05/08/19 (c)	5,010,000	5,833,013
Canadian Oil Sands Ltd., 4.50%, 04/01/22 (c)	100,000	106,759
Cenovus Energy Inc., 5.70%, 10/15/19	1,500,000	1,804,566
Devon Energy Corp., 3.25%, 05/15/22	1,000,000	1,050,248
Encana Corp., 3.90%, 11/15/21 (e)	2,000,000	2,069,282
Energy Transfer Partners LP, 5.20%, 02/01/22 (e)	2,000,000	2,210,070
Everest Acquisition LLC, 6.88%, 05/01/19 (c)	300,000	320,250
Gazprom OAO, 8.13%, 07/31/14 (c)	2,700,000	2,978,100
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (c) (e)	2,100,000	2,198,818
NGPL PipeCo LLC, 7.12%, 12/15/17 (c) (e)	100,000	102,750
Northwest Pipeline GP, 6.05%, 06/15/18	2,000,000	2,379,474
OGX Petroleo e Gas Participacoes SA, 8.38%, 04/01/22 (c)	1,300,000	1,085,500
Petrobras International Finance Co., 6.88%, 01/20/40	3,500,000	4,430,923
Petrohawk Energy Corp., 6.25%, 06/01/19	2,000,000	2,234,166
Pioneer Natural Resources Co.
7.50%, 01/15/20	2,100,000	2,609,227
3.95%, 07/15/22	1,100,000	1,141,316
Plains All American Pipeline LP
8.75%, 05/01/19	1,000,000	1,332,051
6.65%, 01/15/37	400,000	511,957
Pride International Inc.
8.50%, 06/15/19	900,000	1,182,805
6.88%, 08/15/20	2,400,000	3,012,672
7.88%, 08/15/40	300,000	446,295
Rockies Express Pipeline LLC, 6.85%, 07/15/18 (c)	3,000,000	3,060,000
SandRidge Energy Inc., 8.13%, 10/15/22 (c)	200,000	208,000
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/22 (b) (e)	1,100,000	1,184,369
Southern Natural Gas Co., 4.40%, 06/15/21	2,000,000	2,157,602
Statoil ASA, 6.70%, 01/15/18	1,500,000	1,866,061
TNK-BP Finance SA, 7.50%, 07/18/16 (c)	1,300,000	1,465,100
Transocean Inc., 6.00%, 03/15/18	1,000,000	1,151,348
		58,920,685
FINANCIALS - 21.8%
Ally Financial Inc.
3.64%, 02/11/14 (a)	2,000,000	2,017,920
4.50%, 02/11/14	500,000	515,625
American Express Co., 6.15%, 08/28/17	2,200,000	2,663,195
American International Group Inc., 5.05%, 10/01/15	3,000,000	3,227,238
American Tower Corp., 4.50%, 01/15/18	2,000,000	2,144,882
Banco Do Brasil SA, 5.88%, 01/19/23 (b)	1,300,000	1,365,000
Banco Santander Brasil SA, 4.25%, 01/14/16 (c)	2,000,000	1,995,000
Bank of America Corp., 7.63%, 06/01/19	8,900,000	10,828,105
Barclays Bank Plc, 6.75%, 05/22/19	2,400,000	2,806,637
Biomed Realty LP, 4.25%, 07/15/22	1,200,000	1,245,425
Caterpillar Financial Services Corp., 5.45%, 04/15/18	2,000,000	2,412,144
Citigroup Inc., 6.13%, 05/15/18	7,600,000	8,679,854
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.75%, 01/15/20 (c)	1,300,000	1,444,950

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
Experian Finance Plc, 2.38%, 06/15/17 (b)	1,200,000	1,213,130
Ford Motor Credit Co. LLC
8.70%, 10/01/14	1,800,000	2,036,576
2.75%, 05/15/15	1,700,000	1,713,573
Goldman Sachs Group Inc., 5.95%, 01/18/18	8,100,000	9,002,883
HSBC Bank Plc, 4.13%, 08/12/20 (c)	4,000,000	4,306,972
JPMorgan Chase & Co., 6.40%, 10/02/17	8,000,000	9,559,288
Korea Exchange Bank, 3.13%, 06/26/17 (b)	1,100,000	1,122,847
Lloyds TSB Bank Plc, 7.63%, 04/22/25, GBP	250,000	357,804
Merrill Lynch & Co. Inc., 6.40%, 08/28/17	3,300,000	3,725,063
Morgan Stanley
5.95%, 12/28/17	1,000,000	1,044,582
7.30%, 05/13/19 (e)	5,600,000	6,179,897
National Rural Utilities Cooperative Finance Corp., 3.05%, 02/15/22	2,000,000	2,129,506
Residential Capital LLC Term Loan A-1, 5.00%, 11/14/13 (a)	600,000	602,628
Royal Bank of Scotland Plc, 4.88%, 08/25/14 (c)	2,600,000	2,709,434
RPI Finance Trust Term Loan B, 4.00%, 05/10/18 (a)	1,486,331	1,477,041
RSHB Capital SA, 5.30%, 12/27/17 (b)	1,100,000	1,157,750
SLM Corp., 5.38%, 05/15/14	1,300,000	1,358,917
Springleaf Financial Funding Co. Term Loan, 5.50%, 05/10/17 (a)	2,500,000	2,386,450
SSIF Nevada LP, 1.16%, 04/14/14 (a) (c)	1,500,000	1,502,012
SteelRiver Transmission Co. LLC, 4.71%, 06/30/17 (b)	262,494	271,401
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (c) (d)	1,560,000	1,713,281
UBS AG, 5.88%, 12/20/17	1,000,000	1,158,142
Vesey Street Investment Trust I, 4.40%, 09/01/16 (f)	2,500,000	2,556,842
Wachovia Corp., 5.75%, 02/01/18	5,400,000	6,424,871
Weyerhaeuser Co., 7.38%, 10/01/19 (e)	1,300,000	1,587,163
Woodside Finance Ltd., 4.60%, 05/10/21 (c)	2,000,000	2,182,164
		110,826,192
HEALTH CARE - 3.4%
Amgen Inc.
4.50%, 03/15/20	2,800,000	3,167,458
4.10%, 06/15/21	700,000	770,994
3.88%, 11/15/21	1,100,000	1,201,690
3.63%, 05/15/22 (e)	700,000	746,210
5.15%, 11/15/41	600,000	664,124
Boston Scientific Corp., 4.50%, 01/15/15	3,000,000	3,211,182
Gilead Sciences Inc., 2.40%, 12/01/14	1,900,000	1,968,218
HCA Inc. Term Loan B-3, 3.55%, 05/01/18 (a)	2,500,000	2,456,700
Pharmaceutical Product Development Inc. Term Loan, 6.25%, 12/05/18 (a)	1,492,500	1,508,977
Teva Pharmaceutical Finance Co. BV, 2.40%, 11/10/16	1,500,000	1,575,516
		17,271,069
INDUSTRIALS - 1.9%
Asciano Finance Ltd., 4.63%, 09/23/20 (c)	1,000,000	1,012,948
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (c)	856,000	898,800
BAA Funding Ltd., 2.50%, 06/25/15 (b)	1,100,000	1,121,299
Burlington Northern Santa Fe LLC, 5.40%, 06/01/41	2,500,000	3,027,215
Colfax Corp. Term Loan
3.24%, 01/13/16 (a)	213,000	209,096
3.24%, 01/13/17 (a)	882,000	865,833
CSX Corp., 4.75%, 05/30/42	1,500,000	1,659,919
Penske Truck Leasing Co. LP, 3.75%, 05/11/17 (c)	1,000,000	1,014,069
		9,809,179
INFORMATION TECHNOLOGY - 1.0%
Hewlett-Packard Co.
0.87%, 05/30/14 (a)	2,000,000	1,985,650
2.02%, 09/19/14 (a)	1,700,000	1,721,593
Symantec Corp., 3.95%, 06/15/22 (e)	1,400,000	1,425,826
		5,133,069
MATERIALS - 4.5%
ArcelorMittal, 7.25%, 10/15/39 (d)	2,000,000	1,924,638
Barrick North America Finance LLC, 4.40%, 05/30/21	2,500,000	2,720,945
Cliffs Natural Resources Inc., 4.88%, 04/01/21 (e)	1,500,000	1,500,429
Corp. Nacional del Cobre de Chile, 3.00%, 07/17/22 (b)	200,000	199,315
Dow Chemical Co., 8.55%, 05/15/19 (d)	1,000,000	1,358,100
Ecolab Inc.
2.38%, 12/08/14	800,000	830,206
4.35%, 12/08/21	2,000,000	2,267,412
Freeport-McMoRan Copper & Gold Inc., 1.40%, 02/13/15	2,000,000	2,007,936
Georgia-Pacific LLC, 5.40%, 11/01/20 (c)	1,500,000	1,768,424
LyondellBasell Industries NV, 5.75%, 04/15/24 (e)	600,000	679,500
Newcrest Finance Pty Ltd., 4.45%, 11/15/21 (c)	2,000,000	2,070,684
Teck Resources Ltd., 10.25%, 05/15/16	2,000,000	2,210,000
Westlake Chemical Corp., 3.60%, 07/15/22	1,200,000	1,205,888
Weyerhaeuser Co., 7.38%, 03/15/32	1,700,000	1,995,593
		22,739,070
TELECOMMUNICATION SERVICES - 4.1%
AT&T Inc.
6.50%, 09/01/37	1,000,000	1,356,385
5.35%, 09/01/40	3,000,000	3,667,788
Crown Castle Towers LLC
5.50%, 01/15/17 (c)	1,500,000	1,675,140
6.11%, 01/15/20 (c)	500,000	588,803
Deutsche Telekom International Finance BV, 3.13%, 04/11/16 (c)	2,600,000	2,722,665
France Telecom SA, 4.13%, 09/14/21 (e)	1,500,000	1,634,903
Rogers Communications Inc., 6.80%, 08/15/18	2,400,000	3,010,219
Telstra Corp. Ltd., 4.80%, 10/12/21 (c)	2,000,000	2,263,206
Verizon Wireless Capital LLC, 8.50%, 11/15/18	3,000,000	4,178,784
		21,097,893
UTILITIES - 4.2%
Appalachian Power Co., 5.00%, 06/01/17	2,000,000	2,270,122
CMS Energy Corp., 5.05%, 02/15/18	1,500,000	1,632,050
Constellation Energy Group Inc., 5.15%, 12/01/20	2,500,000	2,865,612
Duquesne Light Holdings Inc., 5.90%, 12/01/21 (c)	1,400,000	1,588,966
E.ON International Finance BV, 5.80%, 04/30/18 (c)	1,300,000	1,546,012
IPALCO Enterprises Inc., 7.25%, 04/01/16 (c)	1,400,000	1,561,000
Jersey Central Power & Light Co., 4.80%, 06/15/18	3,000,000	3,255,288

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
MidAmerican Energy Holdings Co., 5.95%, 05/15/37	1,500,000	1,965,612
Puget Energy Inc., 6.50%, 12/15/20	1,500,000	1,661,925
Virginia Electric and Power Co., 2.95%, 01/15/22 (e)	3,000,000	3,193,653
		21,540,240
Total Corporate Bonds and Notes (cost $309,499,605)		326,781,860

GOVERNMENT AND AGENCY OBLIGATIONS - 25.7%

GOVERNMENT SECURITIES - 20.9%
Municipals - 2.0%
City of New York, 5.97%, 03/01/36	1,000,000	1,314,630
Los Angeles Community College District, 6.75%, 08/01/49	1,165,000	1,658,331
Metropolitan Transportation Authority, 6.81%, 11/15/40	1,000,000	1,339,290
New Jersey State Turnpike Authority, 7.10%, 01/01/41	1,420,000	2,072,888
Port Authority of New York & New Jersey, GO, 4.93%, 10/01/51	1,000,000	1,201,650
Sacramento Municipal Utility District, 6.16%, 05/15/36	1,000,000	1,299,940
Triborough Bridge & Tunnel Authority, GO, 5.50%, 11/15/39	1,000,000	1,205,180
		10,091,909
Sovereign - 0.8%
Russian Foreign Bond, 3.25%, 04/04/17 (c)	3,800,000	3,934,520
U.S. Treasury Securities - 18.1%
U.S. Treasury Bond, 3.13%, 02/15/42	13,800,000	15,378,375
U.S. Treasury Note
2.00%, 11/15/21 (g)	40,400,000	42,483,105
2.00%, 02/15/22	15,835,000	16,614,383
1.75%, 05/15/22	17,405,000	17,815,653
		92,291,516
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 4.8%
Federal National Mortgage Association - 4.8%
Federal National Mortgage Association, 4.00%, 08/15/42, TBA (h)	23,000,000	24,649,532

Total Government and Agency Obligations (cost $126,231,623)		130,967,477

PURCHASED OPTIONS - 0.0%
Interest Rate Put Swaption, 3 month LIBOR versus 3.88% fixed, Expiration 04/14/14, DUB	50	180,702

Total Options (cost $252,924)		180,702

SHORT TERM INVESTMENTS - 15.9%

Federal Home Loan Mortgage Corp. - 1.5%
Federal Home Loan Mortgage Corp., 0.16%, 01/03/13 - 01/22/13 (i)	$7,600,000	7,595,842

Repurchase Agreements - 11.0%
Repurchase Agreement with BCL, 0.17% (Collateralized by $3,675,000 U.S. Treasury Bond, 6.13%, due 11/15/27, value $5,669,575) acquired on 07/31/12, due 08/01/12 at $5,600,026	5,600,000	5,600,000
Repurchase Agreement with BCL, 0.17% (Collateralized by $3,926,000 U.S. Treasury Bond, 4.63%, due 02/15/40, value $5,720,944) acquired on 07/31/12, due 08/01/12 at $5,600,026	5,600,000	5,600,000
Repurchase Agreement with BCL, 0.20% (Collateralized by $4,331,000 U.S. Treasury Note, 2.00%, due 02/15/22, value $4,553,327) acquired on 07/31/12, due 08/01/12 at $4,500,025	4,500,000	4,500,000
Repurchase Agreement with BCL, 0.21% (Collateralized by $2,087,947 Government National Mortgage Association, 3.50%, due 06/20/42, value $2,259,380) acquired on 07/31/12, due 08/01/12 at $2,200,012	2,200,000	2,200,000
Repurchase Agreement with JPM, 0.20% (Collateralized by $4,500,000 U.S. Treasury Note, 1.25%, due 03/15/14, value $4,575,435) acquired on 07/31/12, due 08/01/12 at $4,500,025	4,500,000	4,500,000
Repurchase Agreement with JPM, 0.20% (Collateralized by $8,134,000 U.S. Treasury Note, 2.50%, due 03/31/15, value $8,701,838) acquired on 7/31/12, due 08/01/12 at $8,500,047	8,500,000	8,500,000
Repurchase Agreement with MLP, 0.17% (Collateralized by $24,990,000 U.S. Treasury Note, 1.00%, due 03/31/17, value $25,518,226) acquired on 07/31/12, due 08/01/12 at $25,000,118	25,000,000	25,000,000
		55,900,000
Securities Lending Collateral - 3.2%
BlackRock Liquidity Funds TempFund Portfolio, 0.22% (j)	4,000,000	4,000,000
Repurchase Agreement with JPM, 0.16% (Collateralized by $2,554,657 U.S. Treasury Bond Strip, due 02/15/14-02/15/37, value $1,340,883 and $14,131,666 U.S. Treasury Note Strip, due 08/15/12-05/15/42, value $11,285,458) acquired on 7/31/12, due 08/01/12 at $12,297,212	$12,297,158	12,297,158
		16,297,158
Treasury Securities - 0.2%
U.S. Treasury Bill
0.11%, 08/02/12 (g)	381,000	380,999
0.14%, 09/06/12 (g)	101,000	100,993
0.17%, 05/30/13 (g)	291,000	290,622
		772,614
Total Short Term Investments (cost $80,564,150)		80,565,614

Total Investments - 107.4% (cost $524,536,315)		546,876,200
Other Assets and Liabilities, Net - (7.4%) (g)		(37,826,393)
Total Net Assets - 100.0%		$509,049,807

†	Par amounts are listed in United States Dollars unless otherwise noted.
(a)	Variable rate security. Rate stated was in effect as of July 31, 2012.
(b)

Restricted security. Restricted as to public resale. Restricted security or Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of the security to an institutional investor. See Restricted Securities in the Notes to Schedules of Investments.

See accompanying Notes to the Schedules of Investments.

(c)

Rule 144A or Section 4(2) liquid security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor. The Sub-Advisor deemed this security to be liquid based on procedures approved by the Trust’s Board of Trustees (“Board”). As of July 31, 2012, the value of Rule 144A and Section 4(2) liquid securities was $78,024,348.

(d)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(e)	All or portion of the security was on loan.
(f)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of July 31, 2012.
(g)	All or a portion of the securities or cash is pledged as collateral.
(h)	Investment purchased on a delayed delivery basis. As of July 31, 2012, the total cost of investments purchased on a delayed delivery basis was $24,512,461.
(i)	This security is a direct debt of the agency and not collateralized by mortgages.
(j)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of July 31, 2012.

See accompanying Notes to the Schedules of Investments.

Curian/PIMCO Income Fund

Notes to Schedules of Investments

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table details restricted securities, including Rule 144A securities that have been deemed illiquid, held by the Funds at July 31, 2012.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
BAA Funding Ltd., 2.50%, 06/25/15	06/19/2012	$1,099,223	$1,121,299	0.2%
Banco Do Brasil SA, 5.88%, 01/19/23	06/13/2012	1,287,401	1,365,000	0.3
CVS Pass-Through Trust, 5.93%, 01/10/34	12/08/2011	1,483,139	1,688,141	0.3
Corp. Nacional del Cobre de Chile, 3.00%, 07/17/22	07/11/2012	197,335	199,315	—
DISH DBS Corp., 5.88%, 07/15/22	05/08/2012	1,000,000	1,030,000	0.2
Experian Finance Plc, 2.38%, 06/15/17	06/27/2012	1,194,693	1,213,130	0.2
Korea Exchange Bank, 3.13%, 06/26/17	06/19/2012	1,094,114	1,122,847	0.2
Kraft Foods Group Inc., 3.50%, 06/06/22	05/31/2012	396,448	423,929	0.1
Kraft Foods Group Inc., 6.13%, 08/23/18	07/25/2012	3,281,264	3,344,947	0.7
RSHB Capital SA, 5.30%, 12/27/17	06/19/2012	1,100,000	1,157,750	0.2
Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/22	05/11/2012	1,096,724	1,184,369	0.2
SteelRiver Transmission Co. LLC, 4.71%, 06/30/17	01/20/2012	271,159	271,401	0.1
		$13,501,500	$14,122,128	2.7%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Interest Rate Swaptions
Call Swaption, 3 month LIBOR versus 1.70% fixed, DUB	03/18/2013	N/A	191	$(732,029)
Call Swaption, 3 month LIBOR versus 1.70% fixed, MSC	03/18/2013	N/A	23	(88,150)
Put Swaption, 3 month LIBOR versus 1.70% fixed, DUB	03/18/2013	N/A	191	(16,869)
Put Swaption, 3 month LIBOR versus 1.70% fixed, MSC	03/18/2013	N/A	23	(2,031)
Put Swaption, 3 month LIBOR versus 2.85% fixed, DUB	04/14/2014	N/A	208	(124,399)
			636	$(963,478)

Summary of Written Options

	Contracts	Premiums
Options outstanding at November 3, 2011	—	$—
Options written during the period	(636)	(912,250)
Options closed during the period	—	—
Options expired during the period	—	—
Options outstanding at July 31, 2012	(636)	$(912,250)

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)

AUD/USD	08/30/2012	BCL	AUD	461,000	$483,098	$5,404
BRL/USD	08/02/2012	BCL	BRL	372,996	182,020	2,020
BRL/USD	08/02/2012	MSC	BRL	314,649	153,547	(315)
CAD/USD	09/20/2012	BCL	CAD	2,145,000	2,136,603	49,825
CNY/USD	02/01/2013	BCL	CNY	21,133,318	3,288,946	(22,137)
EUR/USD	10/15/2012	BCL	EUR	330,000	406,416	671
KRW/USD	09/28/2012	BCL	KRW	811,976,000	715,439	16,153
MXN/USD	12/03/2012	BOA	MXN	9,635,000	715,710	2,693
MXN/USD	12/03/2012	MSC	MXN	14,362,075	1,066,847	(3,153)
MXN/USD	08/15/2012	DUB	MXN	9,635,000	723,553	27,774
NOK/USD	08/28/2012	BNP	NOK	7,390,000	1,224,750	11,704
PHP/USD	10/31/2012	DUB	PHP	32,250,000	771,171	34,365
SGD/USD	08/03/2012	CSI	SGD	1,908,977	1,534,054	7,605
SGD/USD	10/22/2012	DUB	SGD	1,908,977	1,534,285	20,425
USD/AUD	08/30/2012	BOA	AUD	(4,466,000)	(4,680,079)	(118,060)
USD/AUD	08/30/2012	CSI	AUD	(85,000)	(89,074)	(193)
USD/BRL	08/02/2012	BCL	BRL	(687,645)	(335,568)	16,133
USD/BRL	10/02/2012	MSC	BRL	(314,649)	(151,822)	528
USD/CAD	09/20/2012	CSI	CAD	(894,000)	(890,500)	(11,143)
USD/CNY	10/15/2012	BCL	CNY	(7,315,852)	(1,143,584)	19,416
USD/CNY	10/15/2012	BCL	CNY	(7,314,107)	(1,143,312)	19,688
USD/CNY	10/15/2012	DUB	CNY	(6,498,690)	(1,015,849)	18,151
USD/EUR	10/15/2012	CSI	EUR	(3,705,000)	(4,562,939)	(15,255)
USD/EUR	10/15/2012	DUB	EUR	(149,000)	(183,503)	(644)
USD/GBP	09/12/2012	CSI	GBP	(224,000)	(351,189)	151
USD/MXN	08/15/2012	BOA	MXN	(9,635,000)	(723,553)	(2,910)
USD/SGD	08/03/2012	DUB	SGD	(1,908,977)	(1,534,054)	(20,614)
					$(1,868,587)	$58,282

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	22,600,000	$30,657
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	54,800,000	77,032
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	16,200,000	25,649
BOA	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	2,600,000	4,331
BOA	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	9,200,000	13,339
GSB	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	8,500,000	16,373
GSB	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	39,000,000	63,069
GSB	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	9,300,000	15,292
GSC	Brazil Interbank Deposit Rate	Paying	9.98%	01/02/2014	BRL	100,000,000	1,325,104
MSC	Brazil Interbank Deposit Rate	Paying	8.63%	01/02/2015	BRL	50,000,000	(63,913)
MSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	240,000,000	436,791
MSC	Mexican Interbank Rate	Paying	5.00%	09/13/2017	MXN	20,000,000	(267)
MSC	Mexican Interbank Rate	Paying	5.25%	09/06/2019	MXN	78,900,000	17,838
							$1,961,295

Centrally Cleared Interest Rate Swap Agreements

n/a	6-Month Australian Bank Bill	Paying	4.00%	03/15/2023	AUD	7,600,000	$80,131

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - purchase protection(2)
DUB	iTraxx Europe Series 17 Version 1	n/a	1.00%	06/20/2017	$6,152,029	$167,797	$(26,186)
Credit default swap agreements - sell protection(3)
BNP	Alcoa Inc., 5.72%, 02/23/2019	3.09%	1.00%	03/20/2017	$(1,000,000)	$(89,125)	$27,214
GSI	Australian Government Bond, 6.50%, 05/15/2013	0.52%	1.00%	12/20/2016	(2,300,000)	47,703	25,347
BBP	CDX.NA.IG.17	0.97%	1.00%	12/20/2016	(6,000,000)	6,462	(11,549)
BNP	CDX.NA.IG.17	0.97%	1.00%	12/20/2016	(2,330,000)	2,509	(4,847)
BOA	CDX.NA.IG.17	0.97%	1.00%	12/20/2016	(2,500,000)	2,692	(2,490)
MSS	CDX.NA.IG.17	0.97%	1.00%	12/20/2016	(2,000,000)	2,154	(1,374)
MSS	CDX.NA.IG.17	1.38%	1.00%	12/20/2021	(75,000)	(2,296)	8,346
BOA	CDX.NA.IG.18	1.07%	1.00%	06/20/2017	(36,800,000)	(116,061)	77,503
CSI	CDX.NA.IG.18	1.07%	1.00%	06/20/2017	(23,325,000)	(73,563)	16,440
DUB	CDX.NA.IG.18	1.07%	1.00%	06/20/2017	(2,000,000)	(6,308)	(17,019)
GSI	CDX.NA.IG.18	1.07%	1.00%	06/20/2017	(2,875,000)	(9,067)	8,288

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - sell protection(3) (continued)
MSS	CDX.NA.IG.18	1.07%	1.00%	06/20/2017	$(13,210,000)	$(41,662)	$(55,627)
BBP	Federal Republic of Germany, 6.00%, 06/20/2016	0.71%	0.25%	09/20/2017	(2,200,000)	(51,391)	16,056
BOA	Federal Republic of Germany, 6.00%, 06/20/2016	0.71%	0.25%	09/20/2017	(800,000)	(18,688)	6,998
BOA	Federal Republic of Germany, 6.00%, 06/20/2016	0.71%	0.25%	09/20/2017	(1,000,000)	(23,359)	4,735
GSI	Federal Republic of Germany, 6.00%, 06/20/2016	0.71%	0.25%	09/20/2017	(900,000)	(21,023)	(889)
MSC	Federal Republic of Germany, 6.00%, 06/20/2016	0.71%	0.25%	09/20/2017	(1,600,000)	(37,375)	4,599
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	1.29%	1.00%	06/20/2017	(4,100,000)	(56,372)	3,276
MSC	Federated Republic of Brazil, 12.25%, 03/06/2030	1.18%	1.00%	12/20/2016	(6,500,000)	(51,026)	70,293
BNP	General Electric Capital Corp., 5.63%, 09/15/2017	1.40%	1.00%	03/20/2017	(5,000,000)	(87,996)	183,805
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.76%	1.00%	12/20/2016	(3,300,000)	33,537	72,322
BNP	Morgan Stanley, 6.60%, 04/01/2012	2.12%	1.00%	03/20/2013	(1,700,000)	(12,086)	19,243
BOA	NRG Energy Inc., 8.50%, 06/15/2019	4.92%	5.00%	06/20/2017	(900,000)	2,877	50,502
GSI	NRG Energy Inc., 8.50%, 06/15/2019	4.92%	5.00%	06/20/2017	(1,600,000)	5,115	125,226
GSI	NRG Energy Inc., 8.50%, 06/15/2019	4.92%	5.00%	06/20/2017	(1,400,000)	4,475	75,448
BOA	People’s Republic of China, 4.25%, 10/28/2014	1.11%	1.00%	09/20/2017	(3,000,000)	(16,672)	14,531
DUB	People’s Republic of China, 4.75%, 10/29/2013	1.11%	1.00%	09/20/2017	(3,500,000)	(19,450)	20,498
MSC	People’s Republic of China, 4.75%, 10/29/2013	0.91%	1.00%	12/20/2016	(4,000,000)	15,205	68,542
DUB	Republic of Korea, 4.88%, 09/22/2014	0.99%	1.00%	12/20/2016	(5,000,000)	2,910	95,086
BNP	Rio Tinto Finance USA Ltd., 6.50%, 07/15/2018	1.27%	1.00%	03/20/2017	(2,000,000)	(24,099)	46,051
GSI	Russia - Eurobond, 7.50%, 03/31/2030	1.55%	1.00%	12/20/2016	(2,300,000)	(53,950)	97,794
GSI	Russia - Eurobond, 7.50%, 03/31/2030	1.74%	1.00%	09/20/2017	(900,000)	(32,780)	18,890
BOA	Tokyo Electric Power Co., 0.68%, 05/30/2013	3.88%	1.00%	12/20/2013	(1,024,000)	(39,803)	139,691
DUB	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.42%	1.00%	12/20/2016	(3,000,000)	75,503	68,031
MSC	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.55%	1.00%	09/20/2017	(3,300,000)	74,630	329
BNP	United Mexican States, 5.95%, 03/19/2019	1.13%	1.00%	09/20/2017	(2,600,000)	(16,644)	22,838
CSI	United Mexican States, 5.95%, 03/19/2019	1.13%	1.00%	09/20/2017	(100,000)	(640)	615
DUB	United Mexican States, 5.95%, 03/19/2019	1.13%	1.00%	09/20/2017	(200,000)	(1,280)	1,122
GSI	United Mexican States, 5.95%, 03/19/2019	1.13%	1.00%	09/20/2017	(1,300,000)	(8,322)	13,654
MSC	United Mexican States, 5.95%, 03/19/2019	0.98%	1.00%	12/20/2016	(6,000,000)	4,344	109,295
					$(163,639,000)	$(630,922)	$1,418,813

Centrally Cleared Credit Default Swap Agreements

Credit Default Swap Agreements - sell protection (3)

n/a	CDX.NA.IG.18	1.07%	1.00%	06/20/2017	$(81,900,000)	$(291,505)	$(225,984)

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues, sovereign issues of an emerging market country or credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

	Shares/Par †	Value
Curian/PIMCO Total Return Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 6.3%
ACE Securities Corp. REMIC, 1.27%, 10/25/34 (a)	$3,444,942	$2,858,214
Asset Backed Securities Corp. Home Equity REMIC, 1.59%, 04/15/33 (a)	2,512,145	2,134,434
Banc of America Funding Corp. REMIC, 5.02%, 02/20/35 (a)	1,139,065	1,116,321
Bear Stearns CMBS REMIC, 5.47%, 01/12/45 (a)	700,000	808,583
Citigroup Commercial Mortgage Trust REMIC, 5.89%, 12/10/49 (a)	450,000	523,378
Citigroup Mortgage Loan Trust Inc. REMIC, 2.58%, 10/25/35 (a)	236,704	210,238
Countrywide Asset-Backed Certificates REMIC, 0.74%, 06/25/34 (a)	6,700,000	5,276,317
Delta Air Lines Inc. Pass-Through Trust
6.20%, 07/02/18	170,410	184,043
7.75%, 12/17/19	328,516	372,865
Delta Funding Corp. Home Equity Loan Trust, 2.11%, 12/25/31 (a)	6,418,570	5,166,512
First Horizon Alternative Mortgage Securities REMIC, 2.59%, 06/25/34 (a)	977,877	888,769
First Horizon Asset Securities Inc. REMIC, 2.59%, 06/25/35 (a)	3,293,773	2,763,297
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 03/10/39	1,200,000	1,356,496
GSAA Home Equity Trust REMIC, 0.51%, 06/25/35 (a)	1,219,947	1,101,427
GSR Mortgage Loan Trust REMIC, 2.64%, 09/25/35 (a)	2,476,562	2,455,125
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC
5.34%, 05/15/47	1,400,000	1,568,738
5.42%, 01/15/49	400,000	452,774
5.88%, 02/15/51 (a)	700,000	809,355
JPMorgan Mortgage Trust REMIC, 5.50%, 04/25/36	368,145	355,908
Merit Securities Corp. REMIC, 0.86%, 04/28/27 (a) (b)	88,693	68,187
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.49%, 03/12/51 (a)	1,500,000	1,652,825
Morgan Stanley Capital I REMIC, 5.81%, 12/12/49	1,000,000	1,168,520
Morgan Stanley Mortgage Loan Trust REMIC, 0.50%, 04/25/35 (a)	442,101	354,982
Morgan Stanley Re-REMIC Trust, 5.98%, 08/12/45 (a) (c)	1,500,000	1,722,789
MortgageIT Trust REMIC, 0.54%, 08/25/35 (a)	1,612,731	1,366,122
Northwest Airlines 2000-1 Pass-Through Trust, 7.15%, 10/01/19	7,936,544	8,095,275
Panhandle-Plains Higher Education Authority Inc. REMIC, 1.59%, 10/01/35 (a)	4,703,811	4,774,821
PHH Mortgage Capital LLC REMIC, 5.57%, 07/18/35 (a)	2,206,687	2,256,723
Provident Funding Mortgage Loan Trust REMIC, 2.89%, 10/25/35 (a)	1,624,968	1,469,593
SBA Tower Trust, 5.10%, 04/17/17 (c)	100,000	109,377
SLM Student Loan Trust, 1.34%, 08/15/23 (a) (b)	9,246,015	9,262,828
Soundview Home Equity Loan Trust REMIC, 0.37%, 12/25/36 (a)	919,721	784,849
Wachovia Bank Commercial Mortgage Trust REMIC, 5.34%, 12/15/43	1,000,000	1,101,310
WaMu Mortgage Pass-Through Certificates REMIC, 2.48%, 08/25/35 (a)	742,908	727,148

Total Non-U.S. Government Agency Asset-Backed Securities (cost $63,128,514)		65,318,143

CORPORATE BONDS AND NOTES - 27.5%

CONSUMER DISCRETIONARY - 0.4%
COX Communications Inc., 7.13%, 10/01/12	2,000,000	2,020,652
Time Warner Cable Inc., 6.20%, 07/01/13	1,700,000	1,782,851
		3,803,503
CONSUMER STAPLES - 0.2%
Cadbury Schweppes U.S. Finance LLC, 5.13%, 10/01/13 (c)	1,400,000	1,465,831
General Mills Inc., 5.25%, 08/15/13	700,000	734,382
		2,200,213
ENERGY - 1.5%
Gazprom OAO
8.13%, 07/31/14 (c)	600,000	661,800
6.21%, 11/22/16 (c)	600,000	663,000
8.15%, 04/11/18 (c)	1,300,000	1,577,992
7.20%, 02/01/20	155,142	172,208
6.51%, 03/07/22	100,000	116,054
8.63%, 04/28/34	1,900,000	2,581,625
Kinder Morgan Energy Partners LP, 5.85%, 09/15/12	2,800,000	2,816,759
Peabody Energy Corp., 6.50%, 09/15/20	100,000	101,000
Petrobras International Finance Co.
7.88%, 03/15/19	300,000	372,100
5.75%, 01/20/20	1,200,000	1,355,804
Petroleos Mexicanos
8.00%, 05/03/19	200,000	261,000
5.50%, 01/21/21	200,000	233,000
5.50%, 06/27/44 (b) (d)	200,000	223,000
Plains All American Pipeline LP, 4.25%, 09/01/12	2,350,000	2,355,654
Tennessee Gas Pipeline Co., 8.00%, 02/01/16	800,000	943,502
TNK-BP Finance SA
7.50%, 07/18/16	900,000	1,014,300
7.25%, 02/02/20	100,000	117,595
		15,566,393
FINANCIALS - 20.8%
Ally Financial Inc.
6.88%, 08/28/12	400,000	400,918
7.50%, 12/31/13	1,500,000	1,614,060
American Express Bank FSB, 6.00%, 09/13/17	3,300,000	3,997,712
American Express Co.
7.00%, 03/19/18	3,300,000	4,192,736
6.80%, 09/01/66 (a)	3,489,000	3,707,062
American International Group Inc.
5.85%, 01/16/18	1,000,000	1,124,851
8.25%, 08/15/18	2,500,000	3,080,040
6.40%, 12/15/20	800,000	935,958
ANZ National International Ltd., 6.20%, 07/19/13 (c)	800,000	835,888
Banco do Brasil SA
4.50%, 01/22/15 (c)	1,300,000	1,374,750
6.00%, 01/22/20 (c)	400,000	464,000

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
Banco Mercantil del Norte SA, 4.38%, 07/19/15 (c)	2,900,000	3,016,000
Banco Santander Brasil SA
2.57%, 03/18/14 (a) (c)	7,700,000	7,430,461
4.25%, 01/14/16 (c)	1,000,000	997,500
Bank of America Corp.
0.97%, 09/11/12 (a)	1,300,000	1,299,936
0.90%, 05/23/17 (a), EUR	1,200,000	1,214,411
6.00%, 09/01/17	100,000	111,550
7.63%, 06/01/19	800,000	973,313
Barclays Bank Plc
5.45%, 09/12/12	3,000,000	3,015,533
2.38%, 01/13/14	1,100,000	1,106,323
BNP Paribas SA, 1.36%, 01/10/14 (a)	1,300,000	1,284,982
Cantor Fitzgerald LP, 7.88%, 10/15/19 (c)	850,000	854,778
Capital One Financial Corp., 6.75%, 09/15/17	900,000	1,089,977
CBA Capital Trust II, 6.02%, (callable at 100 beginning 03/15/16) (c) (d) (e)	4,400,000	4,312,000
Citigroup Inc.
5.00%, 09/15/14	4,900,000	5,104,599
2.13%, 05/15/18 (a)	500,000	476,218
Credit Agricole Home Loan SFH, 1.20%, 07/21/14 (a) (b)	1,800,000	1,768,210
Credit Agricole SA
8.13% (callable at 100 beginning 10/26/19) (e), GBP	700,000	801,166
1.90%, 01/21/14 (a) (b) (d)	1,500,000	1,489,868
Export-Import Bank of Korea, 4.00%, 01/29/21	600,000	633,604
FCE Bank Plc, 7.13%, 01/15/13, EUR	1,900,000	2,402,060
Ford Motor Credit Co. LLC
8.00%, 06/01/14	1,800,000	1,999,049
6.63%, 08/15/17	1,000,000	1,143,293
5.88%, 08/02/21	1,300,000	1,435,585
Goldman Sachs Group Inc.
3.30%, 05/03/15	1,600,000	1,627,790
6.15%, 04/01/18	6,700,000	7,517,648
5.38%, 03/15/20	5,500,000	5,865,579
HBOS Plc
0.67%, 09/06/17 (a)	2,571,000	1,887,114
6.75%, 05/21/18 (c)	900,000	870,753
HSBC Finance Corp., 0.90%, 06/01/16 (a)	1,100,000	1,028,975
ICICI Bank Ltd., 5.75%, 11/16/20	2,700,000	2,726,295
Industrial Bank of Korea, 3.75%, 09/29/16 (c)	1,500,000	1,580,453
International Lease Finance Corp., 6.63%, 11/15/13 (d)	1,300,000	1,358,500
Intesa Sanpaolo SpA, 2.83%, 02/24/14 (a) (c)	1,700,000	1,601,352
JPMorgan Chase & Co.
7.90% (callable at 100 beginning 04/30/18) (e)	4,100,000	4,524,596
6.30%, 04/23/19	700,000	842,479
4.40%, 07/22/20	1,200,000	1,310,285
JPMorgan Chase Capital XXIII, 1.43%, 05/15/47 (a)	3,878,000	2,688,877
KeyBank NA, 7.41%, 05/06/15	10,000,000	11,318,270
Korea Development Bank, 8.00%, 01/23/14	100,000	108,938
LBG Capital No.1 Plc, 7.88%, 11/01/20 (c)	3,000,000	2,813,802
LBG Capital No.2 Plc, 11.25%, 09/14/23, GBP	400,000	600,232
Lincoln National Corp., 8.75%, 07/01/19	500,000	644,241
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	14,700,000	16,593,463
6.88%, 04/25/18	2,800,000	3,231,911
Morgan Stanley
2.94%, 05/14/13 (a)	1,000,000	1,005,766
3.45%, 11/02/15	4,000,000	3,978,280
5.95%, 12/28/17	1,900,000	1,984,706
7.30%, 05/13/19 (d)	1,200,000	1,324,264
Nationwide Building Society, 6.25%, 02/25/20 (c)	1,400,000	1,544,368
Nordea Bank AB, 4.88%, 01/27/20 (c)	15,300,000	17,190,315
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/21 (c)	485,000	526,225
Ohio National Financial Services Inc., 6.38%, 04/30/20 (c)	2,500,000	2,848,918
Pacific LifeCorp., 6.00%, 02/10/20 (c)	8,700,000	9,618,059
PNC Preferred Funding Trust, 2.12%, (callable at 100 beginning 03/15/17) (c) (e)	400,000	317,832
Royal Bank of Scotland Group Plc, 3.95%, 09/21/15	6,600,000	6,778,002
Sberbank of Russia
4.95%, 02/07/17 (c)	200,000	208,500
6.13%, 02/07/22 (c)	200,000	217,400
SLM Corp.
5.14%, 06/15/16	10,000,000	9,803,330
8.45%, 06/15/18	1,500,000	1,710,000
8.00%, 03/25/20	900,000	1,010,250
Societe Generale SA
1.51%, 04/11/14 (a) (c)	7,200,000	7,026,070
9.38% (callable at 100 beginning 09/04/19) (e), EUR	1,200,000	1,420,380
TransCapitalInvest Ltd.
8.70%, 08/07/18	200,000	253,550
8.70%, 08/07/18 (c)	350,000	443,713
UBS AG, 5.75%, 04/25/18	900,000	1,032,020
UBS Preferred Funding Trust V, 6.24%, (callable at 100 beginning 05/15/16) (e)	9,400,000	9,212,000
White Nights Finance BV, 10.50%, 03/25/14	100,000	112,000
		215,995,892
HEALTH CARE - 1.7%
HCA Inc.
6.50%, 02/15/20	400,000	447,000
7.25%, 09/15/20	1,150,000	1,285,125
HCA Inc. Extended Term Loan, 6.90%, 05/02/16 (a)	4,125,000	4,049,389
Sanofi-Aventis SA, 0.77%, 03/28/14 (a)	2,800,000	2,814,860
Teva Pharmaceutical Finance Co. BV, 1.34%, 11/08/13 (a)	9,100,000	9,168,623
		17,764,997
INDUSTRIALS - 1.4%
Asciano Finance Ltd., 5.00%, 04/07/18 (c)	3,400,000	3,580,333
RZD Capital Ltd., 5.74%, 04/03/17	200,000	219,144
Union Pacific Corp., 4.16%, 07/15/22	200,000	228,679
United Technologies Corp., 0.74%, 12/02/13 (a)	10,100,000	10,136,441
		14,164,597
MATERIALS - 0.3%
Corp. Nacional del Cobre de Chile, 6.15%, 10/24/36 (c)	100,000	130,003
Gerdau Holdings Inc., 7.00%, 01/20/20 (c)	1,000,000	1,147,500
Gold Fields Orogen Holding BVI Ltd., 4.88%, 10/07/20 (c)	200,000	195,196
GTL Trade Finance Inc.
7.25%, 10/20/17	200,000	229,500
7.25%, 10/20/17 (c)	300,000	344,250

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
Vale Overseas Ltd.
5.63%, 09/15/19	400,000	450,705
4.63%, 09/15/20	700,000	748,053
		3,245,207
TELECOMMUNICATION SERVICES - 0.6%
America Movil SAB de CV
5.00%, 10/16/19	2,700,000	3,134,584
5.00%, 03/30/20	700,000	813,844
Crown Castle Towers LLC, 5.50%, 01/15/17 (c)	100,000	111,676
Deutsche Telekom International Finance BV, 5.88%, 08/20/13	1,500,000	1,577,292
Vivendi SA, 2.40%, 04/10/15 (b)	400,000	400,180
		6,037,576
UTILITIES - 0.6%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19 (c)	200,000	235,300
Duke Energy Corp., 5.65%, 06/15/13	1,700,000	1,772,218
EDF SA, 4.60%, 01/27/20 (c)	3,000,000	3,300,579
Electricite de France SA, 6.50%, 01/26/19 (c)	900,000	1,068,524
Nakilat Inc., 6.07%, 12/31/33	100,000	114,000
		6,490,621
Total Corporate Bonds and Notes (cost $272,230,173)		285,268,999

GOVERNMENT AND AGENCY OBLIGATIONS - 79.4%

GOVERNMENT SECURITIES - 42.9%
Federal Home Loan Mortgage Corp. - 0.4% (f)
Federal Home Loan Mortgage Corp.
1.00%, 03/08/17	600,000	605,782
5.50%, 08/23/17	2,400,000	2,955,370
2.38%, 01/13/22	600,000	628,256
		4,189,408
Federal National Mortgage Association - 5.6% (f)
Federal National Mortgage Association
1.25%, 01/30/17 (g)	44,200,000	45,145,526
5.00%, 02/13/17 - 05/11/17	4,800,000	5,716,877
1.13%, 04/27/17	1,100,000	1,117,081
5.38%, 06/12/17	4,800,000	5,849,501
		57,828,985
Municipals - 4.0%
American Municipal Power Inc., 8.08%, 02/15/50	2,200,000	3,314,564
Bay Area Toll Authority, 6.91%, 10/01/50	1,000,000	1,472,990
Bay Area Toll Authority, Toll Bridge Revenue, RB - Series S1, 7.04%, 04/01/50	2,000,000	2,978,400
City of New York, 5.00%, 08/01/24	9,100,000	11,282,635
Las Vegas Valley Water District, 7.26%, 06/01/34	10,000,000	11,713,300
New Jersey State Turnpike Authority, 7.10%, 01/01/41	2,000,000	2,919,560
New York City Municipal Water Finance Authority, 5.44%, 06/15/43	2,000,000	2,630,660
New York State Dormitory Authority, 5.00%, 12/15/25 - 03/15/29	2,500,000	3,071,206
State of California, 7.60%, 11/01/40	1,000,000	1,352,150
State of Iowa, 6.75%, 06/01/34	400,000	480,072
		41,215,537
Sovereign - 3.7%
Canada Housing Trust No. 1, 2.65%, 03/15/22 (c), CAD	3,100,000	3,207,512
Italy Buoni Ordinari del Tesoro, 0.00%, 01/31/13 (h), EUR	3,600,000	4,379,364
Mexican Bonos
6.25%, 06/16/16, MXN	9,800,000	775,502
10.00%, 12/05/24, MXN	44,200,000	4,713,398
Mexico Cetes, 0.35%, 08/23/12, MXN	1,000,000	74,981
Province of Ontario, Canada
3.15%, 06/02/22, CAD	4,500,000	4,666,251
2.45%, 06/29/22	5,300,000	5,371,550
4.60%, 06/02/39, CAD	2,000,000	2,424,969
Province of Quebec, Canada
4.50%, 12/01/18 - 12/01/19, CAD	7,200,000	8,134,087
4.25%, 12/01/21, CAD	2,600,000	2,908,702
3.50%, 12/01/22, CAD	1,300,000	1,367,006
Qatar Government International Bond, 6.40%, 01/20/40 (c)	700,000	962,500
		38,985,822
Treasury Inflation Index Securities - 3.6%
U.S. Treasury Inflation Indexed Note
0.63%, 07/15/21 (g) (i)	7,545,484	8,539,368
0.13%, 07/15/22 (i)	99,936	108,360
2.38%, 01/15/25 - 01/15/27 (i)	9,713,349	13,273,545
2.00%, 01/15/26 (i)	6,947,340	9,092,873
1.75%, 01/15/28 (i)	877,592	1,134,836
0.75%, 02/15/42 (i)	4,475,064	4,997,738
		37,146,720
U.S. Treasury Securities - 25.6%
U.S. Treasury Bond
3.13%, 11/15/41	1,200,000	1,338,000
3.00%, 05/15/42	1,300,000	1,413,750
U.S. Treasury Note
1.25%, 04/30/19	100,000	102,062
1.13%, 05/31/19	11,000,000	11,123,750
1.00%, 06/30/19 (g)	120,300,000	120,534,946
0.88%, 07/31/19	83,800,000	83,171,500
1.75%, 05/15/22	47,200,000	48,313,637
		265,997,645

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 36.5%
Federal Home Loan Mortgage Corp. - 6.2%
Federal Home Loan Mortgage Corp.
1.00%, 06/29/17 - 07/28/17	200,000	201,816
1.25%, 08/01/19	1,600,000	1,596,779
4.50%, 09/01/35 - 12/01/41	34,201,889	37,020,913
4.00%, 09/15/42, TBA (j)	14,000,000	14,947,188
REMIC, 0.96%, 05/15/37 (a)	2,421,409	2,430,065
REMIC, 5.00%, 08/15/38	6,746,000	7,570,510
		63,767,271
Federal National Mortgage Association - 30.3%
Federal National Mortgage Assocation
0.88%, 08/28/17	300,000	300,031
3.89%, 07/01/21	1,200,000	1,344,395
3.16%, 05/01/22	799,517	860,144
2.31%, 08/01/22, TBA (j) (k)	300,000	299,035
2.87%, 09/01/27, TBA (j)	800,000	801,500
3.50%, 08/01/20 - 01/01/42	83,537,344	88,851,037
2.50%, 08/15/27 - 09/15/27, TBA (j)	9,000,000	9,360,781
3.00%, 08/15/27 - 09/15/42, TBA (j)	94,000,000	99,046,411
3.50%, 08/15/27 - 09/15/42, TBA (j)	22,000,000	23,320,625
4.00%, 08/15/27 - 08/15/42, TBA (j)	30,000,000	32,149,376
4.50%, 04/01/29 - 01/01/42	32,862,106	35,668,319
4.00%, 04/01/41	7,405,383	7,948,131

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
5.50%, 08/15/42, TBA (j)	13,000,000	14,261,406
		314,211,191
Total Government and Agency Obligations (cost $811,056,531)		823,342,579

PREFERRED STOCKS - 0.3%

FINANCIALS - 0.3%
Wells Fargo & Co., Convertible Preferred, 7.50% (e)	3,200	3,702,400

Total Preferred Stocks (cost $3,557,200)		3,702,400

SHORT TERM INVESTMENTS - 6.0%

Repurchase Agreements - 4.4%
Repurchase Agreement with BCL, 0.17% (Collateralized by $3,675,000 U.S. Treasury Bond, 6.13%, due 11/15/27, value $5,669,575) acquired on 07/31/12, due 08/01/12 at $5,600,026	$5,600,000	5,600,000
Repurchase Agreement with BCL, 0.17% (Collateralized by $3,926,000 U.S. Treasury Bond, 4.63%, due 02/15/40, value $5,720,944) acquired on 07/31/12, due 08/01/12 at $5,600,026	5,600,000	5,600,000
Repurchase Agreement with BCL, 0.20% (Collateralized by $4,331,000 U.S. Treasury Note, 2.00%, due 02/15/22, value $4,553,327) acquired on 07/31/12, due 08/01/12 at $4,500,025	4,500,000	4,500,000
Repurchase Agreement with BCL, 0.21% (Collateralized by $2,087,947 Government National Mortgage Association, 3.50%, due 06/20/42, value $2,259,380) acquired on 07/31/12, due 08/01/12 at $2,200,012	2,200,000	2,200,000
Repurchase Agreement with CSI, 0.20% (Collateralized by $10,353,000 U.S. Treasury Note, 0.25% due 07/15/15, value $10,343,754) acquired on 07/31/12, due 08/01/12 at $10,100,056	10,100,000	10,100,000
Repurchase Agreement with JPM, 0.20% (Collateralized by $4,500,000 U.S. Treasury Note, 1.25%, due 03/15/14, value $4,575,435) acquired on 07/31/12, due 08/01/12 at $4,500,025	4,500,000	4,500,000
Repurchase Agreement with JPM, 0.20% (Collateralized by $4,505,600 U.S. Treasury Note 0.88% due 02/28/17, value $4,578,664) acquired on 07/31/12, due 08/01/12 at $4,500,025	4,500,000	4,500,000
Repurchase Agreement with MLP, 0.18% (Collateralized by $8,444,000 U.S. Treasury Note, 0.63% due 05/31/17, value $8,470,758) acquired on 07/31/12, due 08/01/12 at $8,300,041	8,300,000	8,300,000
		45,300,000
Securities Lending Collateral - 0.3%
BlackRock Liquidity Funds TempFund Portfolio, 0.22% (l)	1,000,000	1,000,000
Repurchase Agreement with JPM, 0.16% (Collateralized by $464,287 U.S. Treasury Bond Strip, due 02/15/14-02/15/37, value $248,219 and $2,789,149 U.S Treasury Note Strip, due 08/15/12-05/15/42, value $2,227,397) acquired on 07/31/12, due 08/01/12 at $2,427,085	$2,427,075	2,427,075
		3,427,075
Treasury Securities - 1.3%
Japan Treasury Bill
0.00%, 08/20/12, JPY	200,000,000	2,559,872
0.00%, 10/29/12, JPY	820,000,000	10,493,976
U.S. Treasury Bill
0.15%, 08/23/12 (g)	30,000	29,999
0.15%, 09/13/12 (g)	71,000	70,992
0.17%, 05/30/13 (g)	260,000	259,662
		13,414,501
Total Short Term Investments (cost $62,099,690)		62,141,576

Total Investments - 119.5% (cost $1,212,072,108)		1,239,773,697
Total Forward Sales Commitments - (0.6%) (proceeds $6,471,250)		(6,483,750)
Other Assets and Liabilities, Net - (18.9%) (g)		(195,867,503)
Total Net Assets - 100.0%		$1,037,422,444

FORWARD SALES COMMITMENTS - 0.6%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.6%
Federal National Mortgage Association - 0.6%
Federal National Mortgage Association, 4.50%, 09/15/42	$6,000,000	$6,483,750

Total Forward Sales Commitments - 0.6% (proceeds $6,471,250)		$6,483,750

†	Par amounts are listed in United States Dollars unless otherwise noted.
(a)	Variable rate security. Rate stated was in effect as of July 31, 2012.
(b)

Restricted security. Restricted as to public resale. Restricted security or Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of the security to an institutional investor. See Restricted Securities in the Notes to Schedules of Investments.

(c)

Rule 144A or Section 4(2) liquid security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to an institutional investor. The Sub-Advisor deemed this security to be liquid based on procedures approved by the Board. As of July 31, 2012, the value of Rule 144A and Section 4(2) liquid securities was $86,785,267.

(d)	All or portion of the security was on loan.
(e)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(f)	This category of securities is a direct debt of the agency and not collateralized by mortgages.
(g)	All or a portion of the securities or cash is pledged as collateral.
(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(j)	Investment purchased on a delayed delivery basis. As of July 31, 2012, the total cost of investments purchased on a delayed delivery basis was $230,561,180.

See accompanying Notes to the Schedules of Investments.

(k)

Security fair valued in good faith in accordance with the procedures established by the Board. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in these Notes to the Schedules of Investments.

(l)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of July 31, 2012.

See accompanying Notes to the Schedules of Investments.

Curian/PIMCO Total Return Fund

Notes to Schedules of Investments

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended.  The following table details restricted securities, including Rule 144A securities that have been deemed illiquid, held by the Funds at July 31, 2012.

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Credit Agricole Home Loan SFH, 1.20%, 07/21/14	12/02/2011	$1,745,591	$1,768,210	0.2%
Credit Agricole SA, 1.90%, 01/21/14	12/05/2011	1,425,032	1,489,868	0.1
Merit Securities Corp. REMIC, 0.86%, 04/28/27	05/25/2012	64,083	68,187	—
Petroleos Mexicanos, 5.50%, 06/27/44	06/20/2012	199,105	223,000	—
SLM Student Loan Trust, 1.34%, 08/15/23	05/24/2012	9,246,015	9,262,828	0.9
Vivendi SA, 2.40%, 04/10/15	04/04/2012	399,978	400,180	—
		$13,079,804	$13,212,273	1.2%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Exchange-Traded Futures Options
10-Year U.S. Treasury Note Future Call Option	08/24/2012	136.00	143	$(26,813)
10-Year U.S. Treasury Note Future Put Option	08/24/2012	131.00	92	(2,875)
10-Year U.S. Treasury Note Future Put Option	08/24/2012	133.00	51	(9,562)
			286	$(39,250)
Interest Rate Swaptions
Call Swaption, 3 month LIBOR versus 1.40% fixed, CSI	03/18/2013	N/A	20	$(49,967)
Call Swaption, 3 month LIBOR versus 1.40% fixed, MSC	03/18/2013	N/A	31	(77,450)
Put Swaption, 3 month LIBOR versus 1.35% fixed, CSI	08/15/2017	N/A	55	—
Put Swaption, 3 month LIBOR versus 1.40% fixed, CSI	03/18/2013	N/A	20	(4,390)
Put Swaption, 3 month LIBOR versus 1.40% fixed, MSC	03/18/2013	N/A	31	(6,804)
Put Swaption, 3 month LIBOR versus 1.55% fixed, CSI	08/13/2012	N/A	109	—
Put Swaption, 3 month LIBOR versus 1.55% fixed, DUB	08/13/2012	N/A	612	(1)
Put Swaption, 3 month LIBOR versus 1.55% fixed, MSC	08/13/2012	N/A	53	—
Put Swaption, 3 month LIBOR versus 1.70% fixed, BOA	08/13/2012	N/A	54	—
Put Swaption, 3 month LIBOR versus 1.70% fixed, DUB	08/13/2012	N/A	119	—
			1,104	$(138,612)

Summary of Written Options

	Contracts	Premiums
Options outstanding at November 3, 2011	—	$—
Options written during the period	(1,543)	(896,111)
Options closed during the period	—	—
Options exercised during the period	153	33,296
Options expired during the period	—	—
Options outstanding at July 31, 2012	(1,390)	$(862,815)

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
90-Day Eurodollar Future	March 2015	180	$104,581
90-Day Eurodollar Future	June 2015	213	144,935
90-Day Eurodollar Future	September 2015	25	31,215
Euro-Bund Future	September 2012	(5)	(20,764)
U.S. Treasury Note Future, 10-Year	September 2012	(116)	(76,232)
			$183,735

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)

JPY/USD	09/10/2012	GSC	JPY	199,951,000	$2,560,471	$22,700
MXN/USD	08/15/2012	BCL	MXN	72,194,247	5,421,521	21,801
USD/CAD	09/20/2012	BCL	CAD	(22,575,000)	(22,486,629)	(524,376)
USD/EUR	10/15/2012	BCL	EUR	(8,000)	(9,853)	(11)
USD/EUR	10/15/2012	CSI	EUR	(4,213,000)	(5,188,573)	(17,347)
USD/EUR	10/15/2012	BCL	EUR	(7,000)	(8,621)	(78)
USD/EUR	02/01/2013	CSI	EUR	(3,600,000)	(4,440,974)	(23,091)
USD/GBP	09/12/2012	BCL	GBP	(886,000)	(1,389,077)	(19,143)
USD/JPY	10/29/2012	BCL	JPY	(820,000,000)	(10,506,758)	(8,003)
USD/JPY	09/10/2012	BCL	JPY	(95,040,000)	(1,217,034)	(30,922)
USD/JPY	09/10/2012	BCL	JPY	(96,249,000)	(1,232,516)	(34,719)
USD/JPY	09/10/2012	BCL	JPY	(39,729,000)	(508,749)	(10,523)
USD/JPY	08/20/2012	BCL	JPY	(400,000,000)	(5,121,009)	(73,397)
USD/MXN	12/03/2012	BCL	MXN	(4,059,750)	(301,567)	(1,567)
USD/MXN	12/03/2012	DUB	MXN	(72,194,247)	(5,362,752)	(20,175)
USD/MXN	08/15/2012	BCL	MXN	(1,378,000)	(103,483)	(3,483)
USD/MXN	08/15/2012	BCL	MXN	(10,486,798)	(787,520)	(33,670)
USD/MXN	08/23/2012	BCL	MXN	(989,074)	(74,215)	(3,145)
USD/MXN	08/15/2012	BCL	MXN	(60,329,449)	(4,530,518)	(265,958)
					$(55,287,856)	$(1,025,107)

Schedule of Interest Rate Swap Agreements

Over the Counter Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)

BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	2,000,000	$2,962
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	9,000,000	21,688
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	10,000,000	23,390
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	41,000,000	65,634
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	2,000,000	3,299
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	4,000,000	6,555
BBP	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	2,000,000	3,791
BOA	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	7,000,000	9,641
MSC	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	5,000,000	12,167
MSC	Mexican Interbank Rate	Paying	5.50%	09/13/2017	MXN	3,000,000	5,132
							$154,259

Centrally Cleared Interest Rate Swap Agreements

n/a	3-Month LIBOR	Paying	2.50%	12/19/2042		9,000,000	$(282,720)
n/a	3-Month LIBOR	Paying	2.75%	06/20/2042		7,300,000	(748,166)
							$1,030,886

Schedule of Credit Default Swap Agreements

Over the Counter Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - sell protection(3)
DUB	Ally Financial Inc., 8.30%, 02/12/2015	2.35%	5.00%	06/20/2014	$(4,800,000)	$233,609	$82,170
DUB	Ally Financial Inc., 8.30%, 02/12/2015	3.53%	5.00%	03/20/2017	(700,000)	41,624	87,610
BOA	Australian Government Bond, 6.50%, 05/15/2013	0.62%	1.00%	06/20/2017	(4,400,000)	79,472	15,629
DUB	Australian Government Bond, 6.50%, 05/15/2013	0.46%	1.00%	09/20/2016	(200,000)	4,420	1,387
BBP	Berkshire Hathaway Inc., 2.45%, 12/15/2015	1.23%	1.00%	06/20/2017	(900,000)	(9,787)	12,217
CSI	Berkshire Hathaway Inc., 2.45%, 12/15/2015	1.23%	1.00%	06/20/2017	(700,000)	(7,612)	8,862
GSI	Canadian Natural Resources, 6.25%, 03/15/2038	1.03%	1.00%	09/20/2015	(100,000)	(91)	1,290
BOA	Comcast Corp., 5.30%, 01/15/2014	0.60%	1.00%	09/20/2015	(100,000)	1,338	510
GSI	Federal Republic of Germany, 6.00%, 06/20/2016	0.50%	0.25%	09/20/2016	(5,200,000)	(52,709)	105,698
GSI	Federal Republic of Germany, 6.00%, 06/20/2016	0.50%	0.25%	09/20/2016	(300,000)	(3,041)	3,446
MSC	Federal Republic of Germany, 6.00%, 06/20/2016	0.56%	0.25%	12/20/2016	(600,000)	(8,092)	10,403
BBP	Federated Republic of Brazil, 12.25%, 03/06/2030	1.29%	1.00%	06/20/2017	(8,500,000)	(116,868)	6,793
BNP	Federated Republic of Brazil, 12.25%, 03/06/2030	1.29%	1.00%	06/20/2017	(5,000,000)	(68,746)	(22,067)
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	1.18%	1.00%	12/20/2016	(2,500,000)	(19,625)	44,295
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	1.29%	1.00%	06/20/2017	(2,700,000)	(37,123)	(4,837)
DUB	French Republic, 4.25%, 04/25/2019	1.03%	0.25%	12/20/2015	(3,500,000)	(91,567)	123,826
GSI	French Republic, 4.25%, 04/25/2019	1.13%	0.25%	03/20/2016	(4,500,000)	(140,558)	95,184

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - sell protection(3) (continued)
MSC	French Republic, 4.25%, 04/25/2019	1.28%	0.25%	09/20/2016	$(1,500,000)	$(61,944)	$56,573
BBP	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(1,400,000)	11,598	21,286
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(2,900,000)	24,024	43,197
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(500,000)	4,142	7,168
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(200,000)	1,657	2,980
BOA	Japanese Government Bond, 2.00%, 03/21/2022	0.87%	1.00%	06/20/2017	(500,000)	3,192	4,987
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(400,000)	3,314	5,797
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(400,000)	3,314	5,796
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(200,000)	1,657	2,796
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.87%	1.00%	06/20/2017	(1,600,000)	10,216	16,842
GSI	Japanese Government Bond, 2.00%, 03/21/2022	0.87%	1.00%	06/20/2017	(100,000)	638	1,047
MSC	Japanese Government Bond, 2.00%, 03/21/2022	0.76%	1.00%	12/20/2016	(1,800,000)	18,293	32,572
MSS	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(200,000)	1,657	2,891
MSS	Japanese Government Bond, 2.00%, 03/21/2022	0.82%	1.00%	03/20/2017	(100,000)	828	1,490
MSS	Japanese Government Bond, 2.00%, 03/21/2022	0.87%	1.00%	06/20/2017	(6,400,000)	40,862	36,127
BBP	People’s Republic of China, 4.25%, 10/28/2014	1.11%	1.00%	09/20/2017	(1,500,000)	(8,336)	2,828
DUB	People’s Republic of China, 4.75%, 10/29/2013	0.91%	1.00%	12/20/2016	(2,200,000)	8,363	51,113
MSS	People’s Republic of China, 4.75%, 10/29/2013	1.05%	1.00%	06/20/2017	(7,200,000)	(17,699)	26,893
DUB	Petrobras International Finance Co., 8.38%, 12/10/2018	0.84%	1.00%	09/20/2013	(5,000,000)	9,229	18,882
BBP	Republic of Indonesia, 7.25%, 04/20/2015	1.68%	1.00%	09/20/2017	(2,000,000)	(66,767)	7,169
CSI	Republic of Indonesia, 7.25%, 04/20/2015	1.68%	1.00%	09/20/2017	(700,000)	(23,368)	2,185
DUB	Republic of Indonesia, 7.25%, 04/20/2015	1.28%	1.00%	09/20/2016	(1,200,000)	(13,736)	42,375
DUB	Republic of Indonesia, 7.25%, 04/20/2015	1.60%	1.00%	06/20/2017	(400,000)	(11,202)	988
MSS	Republic of Indonesia, 7.25%, 04/20/2015	1.60%	1.00%	06/20/2017	(1,700,000)	(47,609)	4,995
MSS	Republic of Korea, 4.88%, 09/22/2014	1.11%	1.00%	06/20/2017	(3,400,000)	(18,514)	20,103
BOA	Rio Tinto Finance USA Ltd., 6.50%, 07/15/2018	0.83%	1.00%	09/20/2015	(200,000)	1,080	5,109
BOA	Time Warner Cable Inc., 5.85%, 05/01/2017	0.86%	1.00%	09/20/2015	(100,000)	454	3,338
BOA	Transocean Inc., 7.38%, 04/15/2018	0.45%	5.00%	09/20/2012	(100,000)	643	(2,391)
MSC	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.42%	1.00%	12/20/2016	(2,500,000)	62,919	54,937
BBP	United Mexican States, 5.95%, 03/19/2019	1.08%	1.00%	06/20/2017	(2,400,000)	(9,682)	5,232
BBP	United Mexican States, 5.95%, 03/19/2019	1.13%	1.00%	09/20/2017	(100,000)	(640)	1,708
BNP	United Mexican States, 5.95%, 03/19/2019	1.08%	1.00%	06/20/2017	(3,800,000)	(15,330)	7,908
BNP	United Mexican States, 5.95%, 03/19/2019	1.13%	1.00%	09/20/2017	(200,000)	(1,280)	3,368
DUB	United Mexican States, 5.95%, 03/19/2019	0.98%	1.00%	12/20/2016	(1,500,000)	1,086	38,835
DUB	United Mexican States, 5.95%, 03/19/2019	1.08%	1.00%	06/20/2017	(700,000)	(2,824)	2,529
MSS	United Mexican States, 5.95%, 03/19/2019	1.08%	1.00%	06/20/2017	(8,400,000)	(33,888)	72,744
					$(108,200,000)	$(319,009)	$1,184,813

Centrally Cleared Credit Default Swap Agreements

Credit Default Swap Agreements - purchase protection (2)

n/a	CDX.NA.HY.17	n/a	5.00%	12/20/2016	$11,616,000	$229,320	$(53,269)
n/a	CDX.NA.HY.18	n/a	5.00%	06/20/2017	17,325,000	552,234	(96,302)
n/a	CDX.NA.IG.18	n/a	1.00%	06/20/2017	87,400,000	311,081	746,598
					$116,341,000	$1,092,635	$597,027

(1)Notional amount is stated in USD unless otherwise noted.

(2)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues, sovereign issues of an emerging market country or credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

	Shares/Par †	Value
Curian/WMC International Equity Fund

COMMON STOCKS - 96.0%

AUSTRALIA - 2.9%
Transurban Group	408,929	$2,626,859
Westfield Group	405,236	4,238,754
		6,865,613
BELGIUM - 1.6%
Umicore	85,629	3,788,862

BRAZIL - 3.4%
BR Malls Participacoes SA	265,600	3,106,789
Cia de Concessoes Rodoviarias	125,400	1,047,040
JSL SA	187,800	934,784
Localiza Rent a Car SA	48,500	783,403
Petroleo Brasileiro SA - ADR	95,100	1,866,813
Raia Drogasil SA	35,897	403,255
		8,142,084
CANADA - 5.9%
Canadian National Railway Co. (a)	72,600	6,404,668
Canadian Natural Resources Ltd.	53,200	1,450,885
Encana Corp.	17,120	381,374
MEG Energy Corp. (b)	26,900	1,094,401
Tim Hortons Inc.	89,900	4,780,742
		14,112,070
CHILE - 0.4%
Enersis SA - ADR	59,400	983,070

CHINA - 2.8%
China Pacific Insurance Group Co. Ltd. - Class H (a)	1,158,800	3,649,170
Dongfeng Motor Group Co. Ltd. - Class H (a)	490,000	676,431
ENN Energy Holdings Ltd.	288,000	1,098,617
Hengan International Group Co. Ltd.	79,000	747,064
Zhongsheng Group Holdings Ltd. (a)	407,000	431,963
		6,603,245
FINLAND - 0.9%
Kone Oyj - Class B	20,824	1,289,707
Nokian Renkaat Oyj (a)	24,300	967,584
		2,257,291
FRANCE - 14.0%
Accor SA	37,330	1,238,811
Air Liquide	50,235	5,618,118
BNP Paribas SA	34,747	1,283,550
Bureau Veritas SA	14,214	1,254,734
Cie Generale d’Optique Essilor International SA	47,994	4,177,558
Danone SA	103,258	6,276,405
Pernod-Ricard SA	48,274	5,187,816
Safran SA	83,807	2,836,013
Unibail-Rodamco SE	29,119	5,583,473
		33,456,478
GERMANY - 3.5%
Continental AG	33,444	3,023,918
GSW Immobilien AG	45,239	1,663,956
Infineon Technologies AG	501,809	3,646,314
		8,334,188
HONG KONG - 2.3%
AIA Group Ltd.	1,062,800	3,713,223
Shangri-La Asia Ltd.	894,735	1,756,987
		5,470,210
INDIA - 0.2%
ITC Ltd.	75,950	351,267

IRELAND - 1.8%
CRH Plc	136,360	2,474,797
Elan Corp. Plc - ADR (b)	161,700	1,867,635
		4,342,432
ISRAEL - 1.2%
Check Point Software Technologies Ltd. (a) (b)	27,600	1,340,532
Teva Pharmaceutical Industries Ltd. - ADR	36,600	1,496,574
		2,837,106
ITALY - 2.1%
Snam Rete Gas SpA	1,253,051	5,037,076

JAPAN - 11.4%
Acom Co. Ltd. (b)	27,720	576,441
Daiichi Sankyo Co. Ltd.	48,400	796,511
Daito Trust Construction Co. Ltd.	52,000	4,997,190
Eisai Co. Ltd.	52,900	2,340,999
FamilyMart Co. Ltd.	45,000	2,129,522
Fanuc Ltd.	31,400	4,847,795
Fast Retailing Co. Ltd.	3,600	739,345
INPEX Corp.	172	955,694
LIXIL Group Corp.	34,100	712,667
Mitsubishi UFJ Financial Group Inc.	915,900	4,441,235
Mitsui Fudosan Co. Ltd.	148,000	2,851,566
Rakuten Inc.	202,000	2,009,723
		27,398,688
MACAU - 1.0%
Sands China Ltd.	801,200	2,350,180

MALAYSIA - 0.2%
AirAsia Bhd	389,900	465,000

NETHERLANDS - 1.9%
ASML Holding NV - ADR	41,200	2,369,000
ING Groep NV (b)	162,559	1,069,381
Yandex NV - Class A (b)	60,400	1,161,492
		4,599,873
NORWAY - 1.3%
Algeta ASA (a) (b)	33,782	921,226
Telenor ASA	125,287	2,118,529
		3,039,755
PORTUGAL - 0.3%
Portugal Telecom SA	156,053	661,921

RUSSIAN FEDERATION - 0.5%
Sberbank of Russia - ADR	115,400	1,286,087

SOUTH KOREA - 2.1%
Hyundai Motor Co.	7,866	1,634,121
Samsung Electronics Co. Ltd.	2,946	3,386,490
		5,020,611
SPAIN - 1.3%
Repsol YPF SA	199,766	3,183,719

SWEDEN - 4.6%
Assa Abloy AB - Class B	174,914	5,288,197
SKF AB - Class B	108,167	2,230,884
Volvo AB - Class B	285,875	3,517,543
		11,036,624
SWITZERLAND - 8.2%
Actelion Ltd.	22,891	1,043,922

See accompanying Notes to the Schedules of Investments.

	Shares/Par †	Value
Compagnie Financiere Richemont SA	17,805	1,007,425
Givaudan SA	3,410	3,314,044
Roche Holding AG	40,003	7,083,556
SGS SA	708	1,414,365
Swiss Re Ltd.	82,250	5,148,733
UBS AG	61,900	651,189
		19,663,234
TAIWAN - 2.8%
Hiwin Technologies Corp.	92,000	840,234
Quanta Computer Inc.	424,000	1,096,806
Synnex Technology International Corp.	514,000	1,114,785
Taiwan Semiconductor Manufacturing Co. Ltd.	1,355,000	3,667,705
		6,719,530
UNITED ARAB EMIRATES - 0.2%
NMC Health Plc (b)	162,560	496,993

UNITED KINGDOM - 16.0%
AstraZeneca Plc	52,437	2,448,901
BG Group Plc	288,717	5,683,444
BP Plc	482,239	3,202,015
British American Tobacco Plc	83,999	4,461,540
Ensco Plc - Class A	59,000	3,205,470
Imperial Tobacco Group Plc	88,460	3,432,648
InterContinental Hotels Group Plc	29,710	734,004
National Grid Plc	553,098	5,737,142
Rio Tinto Plc	60,947	2,806,708
Rolls-Royce Holdings Plc	417,147	5,544,982
Standard Chartered Plc	50,365	1,152,956
		38,409,810
UNITED STATES OF AMERICA - 1.2%
Carnival Plc	88,900	2,958,592

Total Common Stocks (cost $220,751,545)		229,871,609

SHORT TERM INVESTMENTS - 1.9%

Securities Lending Collateral - 1.9%
Repurchase Agreement with JPM, 0.16%(Collateralized by $870,553 U.S. Treasury Bond Strip, due 02/15/14-02/15/27, value $465,419 and $5,229,739 U.S Treasury Note Strip, due 08/15/12-05/15/42, value $4,176,436) acquired on 07/31/12, due 08/01/12 at $4,550,858	$4,550,839	4,550,839

Total Short Term Investments (cost $4,550,839)		4,550,839

Total Investments - 97.9% (cost $225,302,384)		234,422,448
Other Assets and Liabilities, Net - 2.1%		4,964,436
Total Net Assets - 100.0%		$239,386,884

†                       Par amounts are listed in United States Dollars unless otherwise noted.

(a)               All or portion of the security was on loan.

(b)              Non-income producing security.

See accompanying Notes to the Schedules of Investments.

Curian/WMC International Equity Fund

Notes to Schedules of Investments

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party		Notional Amount	Value	Unrealized Gain/(Loss)

AUD/USD	09/06/2012	BOA	AUD	1,143,000	$1,197,041	$12,034
USD/AUD	09/06/2012	CIT	AUD	(1,143,000)	(1,197,041)	(93,084)
USD/CAD	08/09/2012	BMO	CAD	(4,744,000)	(4,729,748)	(20,222)
					$(4,729,748)	$(101,272)

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

July 31, 2012

Currencies:

AUD - Australian Dollar	GBP - British Pound	PHP - Philippine Peso
BRL - Brazilian Real	JPY - Japanese Yen	SGD - Singapore Dollar
CAD - Canadian Dollar	KRW - Korean Won	USD - United States Dollar
CNY - Chinese Yen	MXN - Mexican Peso
EUR - European Currency Unit (Euro)	NOK - Norwegian Krone

Abbreviations:

ADR - American Depositary Receipt

CDX - Credit Default Swap Index

CMBS - Commercialized Mortgage Backed Security

Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years

LIBOR - London Interbank Offered Rate

GO - General Obligation OJSC - Open Joint Stock Company RB - Revenue Bond REMIC - Real Estate Mortgage Investment Conduit TBA - To Be Announced (Securities purchased on a delayed delivery basis)

Counterparty Abbreviations:

BBP - Barclays Bank Plc	GSB - Goldman Sachs Bank USA
BCL - Barclays Capital Inc.	GSC - Goldman Sachs & Co.
BMO — BMO Capital Markets Corp.	GSI - Goldman Sachs International
BNP - BNP Paribas Securities	JPM - J.P. Morgan Securities LLC
BOA - Banc of America Securities LLC/Bank of America NA	MLP - Merrill Lynch Professional Clearing Corp.
CSI - Credit Suisse Securities, LLC	MSC - Morgan Stanley & Co., Incorporated
DUB - Deutsche Bank Alex Brown Inc.	MSS - Morgan Stanley Capital Services Inc.

Security Valuation — Curian Capital, LLC (“Curian”, the “Adviser” or the “Administrator”) serves as the investment adviser and administrator of the Funds with the responsibility for the professional investment supervision and management of the Funds.  Curian is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Curian has entered into a sub-administration and fund accounting services agreement on behalf of the Funds with Jackson Fund Services (“JFS” or the “Sub-Administrator”), a division of Jackson National Asset Management, LLC (“JNAM”).  JNAM is a subsidiary of Jackson and an affiliate of Curian.  Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board”) has delegated the daily operational oversight of the securities valuation function to the Pricing Committee of JFS (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.  Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by independent pricing services approved by the Board.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from the Sub-Adviser, a broker/dealer or a widely used quotation system.  Futures contracts traded on a liquid exchange are valued at the settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on a liquid exchange are valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.  OTC derivatives, such as options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivatives securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures adopted by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Sub-Administrator’s or Pricing Committee’s own assumptions in determining fair value of an investment.  Under the procedures adopted by the Board, the Sub-Administrator may rely on pricing services or other sources, including the Funds’ Adviser and Sub-Advisers, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

July 31, 2012

investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The Sub-Administrator has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive upon it’s current sale.

FINANCIAL ACCOUNTING STANDARDS BOARD (“FASB”) ACCOUNTING STANDARDS CODIFICATION (“ASC”) TOPIC 820, “FAIR VALUE MEASUREMENTS AND DISCLOSURE” - FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Funds’ investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds, which are valued as a practical expedient at its’ daily reported NAV.

Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, securities priced by pricing services, OTC derivatives, including options and swap agreements, valued by pricing services, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including management’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as:  trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Sub-Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Sub-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To substantiate Level 3 unobservable inputs, the Sub-Administrator uses a variety of techniques as appropriate, including, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of July 31, 2012 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$8,380,547	$—	$8,380,547
Corporate Bonds and Notes	—	326,781,860	—	326,781,860
Government and Agency Obligations	—	130,967,477	—	130,967,477
Purchased Options	—	180,702	—	180,702
Short Term Investments	4,000,000	76,565,614	—	80,565,614
Fund Total	$4,000,000	$542,876,200	$—	$546,876,200
Curian/PIMCO Total Return Fund
Non-U.S. Government Agency Asset-Backed Securities	$—	$65,318,143	$—	$65,318,143
Corporate Bonds and Notes	—	285,268,999	—	285,268,999
Government and Agency Obligations	—	823,043,544	299,035	823,342,579
Preferred Stocks	3,702,400	—	—	3,702,400
Short Term Investments	1,000,000	61,141,576	—	62,141,576
Fund Total	$4,702,400	$1,234,772,262	$299,035	$1,239,773,697
Curian/WMC International Equity Fund
Common Stocks	$39,419,599	$190,452,010	$—	$229,871,609
Short Term Investments	—	4,550,839	—	4,550,839
Fund Total	$39,419,599	$195,002,849	$—	$234,422,448

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

July 31, 2012

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Total Return Fund
Forward Sales Commitments
Government and Agency Obligations	$—	$(6,483,750)	$—	$(6,483,750)
Fund Total	$—	$(6,483,750)	$—	$(6,483,750)

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Open Forward Foreign Currency Contracts	$—	$252,705	$—	$252,705
Interest Rate Swap Agreements	—	2,025,476	—	2,025,476
Centrally Cleared Interest Rate Swap Agreements	—	80,131	—	80,131
Credit Default Swap Agreements	—	1,512,607	—	1,512,607
Fund Total	$—	$3,870,919	$—	$3,870,919
Curian/PIMCO Total Return Fund
Open Futures Contracts	$280,730	$—	$—	$280,730
Open Forward Foreign Currency Contracts	—	44,501	—	44,501
Interest Rate Swap Agreements	—	154,259	—	154,259
Credit Default Swap Agreements	—	1,214,108	—	1,214,108
Centrally Cleared Credit Default Swap Agreements	—	746,598	—	746,598
Fund Total	$280,730	$2,159,466	$—	$2,440,196
Curian/WMC International Equity Fund
Open Forward Foreign Currency Contracts	$—	$12,034	$—	$12,034
Fund Total	$—	$12,034	$—	$12,034

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Written Options	$—	$(963,478)	$—	$(963,478)
Open Forward Foreign Currency Contracts	—	(194,423)	—	(194,423)
Interest Rate Swap Agreements	—	(64,181)	—	(64,181)
Credit Default Swap Agreements	—	(119,980)	—	(119,980)
Centrally Cleared Credit Default Swap Agreements	—	(225,984)	—	(225,984)
Fund Total	$—	$(1,568,046)	$—	$(1,568,046)
Curian/PIMCO Total Return Fund
Written Options	$(39,250)	$(138,612)	$—	$(177,862)
Open Futures Contracts	(96,995)	—	—	(96,995)
Open Forward Foreign Currency Contracts	—	(1,069,608)	—	(1,069,608)
Centrally Cleared Interest Rate Swap Agreements	—	(1,030,886)	—	(1,030,886)
Credit Default Swap Agreements	—	(29,295)	—	(29,295)
Centrally Cleared Credit Default Swap Agreements	—	(149,571)	—	(149,571)
Fund Total	$(136,245)	$(2,417,972)	$—	$(2,554,217)
Curian/WMC International Equity Fund
Open Forward Foreign Currency Contracts	$—	$(113,306)	$—	$(113,306)
Fund Total	$—	$(113,306)	$—	$(113,306)

(1)Investments in other financial instruments are derivative instruments not reflected in the Schedules of Investments and include, but are not limited to forward foreign currency contracts, futures contracts, written options, and swap agreements.  Purchased options are included in investments in securities.  All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument.  Written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the period.  There were no material transfers into or out of Level 1, 2 or 3 during the period.

Securities Lending and Securities Lending Collateral — A Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income.  The borrowers and the Funds’ securities lending agent exchange negotiated lender fees and the Funds receive a fee equal to a percentage of the net negotiated lender fees and the net income generated by the securities lending collateral held during each lending transaction.  The securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned based on the previous day’s value of the securities loaned, marked-to-market daily.  Any shortfalls are adjusted the next business day.  In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.  In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.  The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.  Each Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security.  JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as custodian and securities lending agent to the Trust.  The Funds have cash collateral invested in money market funds and overnight repurchase agreements, collateralized fully by U.S. Treasuries, Government National Mortgage Association (“GNMA”) mortgage backed securities or U.S. government sponsored securities.

Security Transactions and Investment Income — Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Corporate actions involving foreign securities, including dividends, are

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

July 31, 2012

recorded when the information becomes available.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income be ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Recent Accounting Pronouncements — In April 2011, FASB released Accounting Standards Update (“ASU”) 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”.  ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity.  ASU 2011-03 eliminates the collateral maintenance provision that an entity may use to determine whether a transfer of securities in a repurchase agreement is accounted for as a sale or a secured borrowing.  ASU 2011-03 may cause certain dollar roll transactions that are currently accounted for as purchase and sale to be characterized as a secured borrowing transaction.  ASU 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011.  ASU 2011-03 will be effective for the Funds’ April 30, 2013 semiannual report.  Management is currently evaluating the impact ASU 2011-03 will have on the Funds’ Financial Statements.

In May 2011, FASB released ASU 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards”.  ASU 2011-04 further clarifies fair value measurement principles and requires additional disclosures.  Effective for interim and annual periods beginning after December 15, 2011, entities will need to disclose the amounts and reasons for any transfers between Level 1 and Level 2 securities; quantitative information relating to significant observable inputs, a narrative description of the valuation process, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable or Level 3 fair valuations inputs.  ASU 2011-04 will be effective for the Funds’ January 31, 2013 Form N-Q.  Management is currently evaluating the impact ASU 2011-04 will have on the Funds’ Financial Statements.

In December 2011, Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) 2011-11 “Disclosures about Offsetting Assets and Liabilities”.  ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  ASU 2011-11 will enhance disclosures by requiring improved information about financial instruments and derivative instruments that meet the criteria for offsetting amounts in the balance sheet or are subject to a master netting arrangement.  The information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial positions, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments.  ASU 2011-11 is effective for the annual periods beginning on or after January 1, 2013 and the interim periods within those annual periods.  Management is currently evaluating the impact ASU 2011-11 will have on the Funds’ financial statements.

FASB ASC Topic 815, “Derivatives and Hedging” — This standard includes the requirement for qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as requiring quantitative disclosures in the semi-annual and annual financial statements about fair value, realized and unrealized gains and losses and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for each instrument held by the Funds are discussed in the following paragraphs.

Options Transactions — A Fund may be subject to interest rate and foreign currency exchange rate risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund entered into options contracts to manage exposure to or hedge changes in interest rates and manage exposure to or hedge changes in foreign currencies and Curian/PIMCO Total Return Fund entered into option contracts to manage exposure to or hedge changes in interest rates.

An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When a Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

July 31, 2012

A Fund may also buy and sell (“write”) call and put options on swaps agreements (“swaptions”).  Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.  Swaptions are illiquid investments.

Futures Contracts - A Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as an efficient means of adjusting overall exposure to certain markets as part of their investment strategy and as a substitute for investment in physical securities.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Upon entering into a futures contract, the Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund or the change in the market value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to a Fund since future contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the future contracts against default.

Forward Foreign Currency Contracts - A Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies and as part of their overall investment strategy; and Curian/WMC International Equity Fund as a means of currency risk management.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).  Swap agreements are illiquid investments.  If a Fund transacts in OTC swap agreements, they are a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements (“ISDA Master Agreements”) with select counterparties.  The ISDA Master Agreements govern transactions in OTC derivatives, including swap agreements and forward foreign currency contracts, and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination.  Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC swap agreement.

Swap agreements are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss.  OTC swap premiums paid or received at the beginning of the measurement period which are recorded by the Fund represent payments made or received upon entering into the OTC swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates, and other relevant factors as appropriate.  These upfront payments are amortized over the life of the swap agreement and recorded as a realized gain or loss upon termination or maturity of the swap agreement.  A liquidation payment received or made at the termination of the OTC swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Upon entering into a centrally cleared swap agreement, the Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalent equal to a certain percentage of the centrally cleared swap agreement known as the “initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the centrally cleared swap agreement.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Centrally cleared swap agreements involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the unrealized gain or loss recorded by a Fund.  Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates or value of underlying securities and that the counterparty to the agreements may default on its obligation to perform.  In addition, entering into swap

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

July 31, 2012

agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement.  The credit risk associated with contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.  A Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Interest Rate Swap Agreements - A Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Forms of interest rate swap agreements that the Funds have entered into include:  fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark or floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.  This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements — A Fund may be subject to credit risk in the normal course of pursuing its investment objective.  During the period, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund entered into credit default swap agreements to manage credit exposure and as a substitute for investment in physical securities.  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall.

As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by obtaining collateral from the counterparty to cover the Fund’s exposure to the counterparty.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of July 31, 2012, for which the Fund is the seller of protection, are disclosed in the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced

Curian Series Trust (Unaudited)

Notes to Schedules of Investments

July 31, 2012

obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Federal Income Tax Matters - As of July 31, 2012, the cost of investments and the components of net unrealized appreciation/(depreciation) for U.S. federal income tax purposes were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Curian/PIMCO Income Fund	$524,536,315	$22,829,975	$(490,090)	$22,339,885
Curian/PIMCO Total Return Fund	1,212,072,108	28,202,081	(500,492)	27,701,589
Curian/WMC International Equity Fund	225,302,384	16,238,842	(7,118,778)	9,120,064

For additional information on the Funds’ policies regarding valuation of investments and other significant accounting matters, please refer to the Funds’ most recent annual or semi-annual report.

Item 2.  Controls and Procedures.

(a)                                  The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3.  Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Curian Series Trust

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Bell
Michael A. Bell
Principal Executive Officer

Date:	September 28, 2012

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	September 28, 2012

Exhibit List

Exhibit 3(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 3(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.